Supplement dated July 10, 2023, to the following Prospectus dated May 1, 2023:

•  MultiOption® Advantage Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectus.

Effective July 10, 2023, this product is closed to new sales.

Please retain this supplement for future reference.

F104081 07-2023